Filed Pursuant to Rule 497(e) 1933 Act File No. 033-12213 1940 Act File No. 811-05037

FundX Investment Group

FundX ETF Aggressive Upgrader Fund – UNBOX
FundX ETF Upgrader Fund – REMIX

Supplement dated November 19, 2013 to the
Summary Prospectus and Prospectus dated May 31, 2013, as supplemented on
September 13, 2013

The Board of Trustees of Professionally Managed Portfolios (the “Trust”) has approved the tax-free reorganization of the FundX ETF Upgrader Fund (REMIX) into the FundX Upgrader Fund (FUNDX) and the FundX ETF Aggressive Upgrader Fund (UNBOX) into the FundX Aggressive Upgrader Fund (HOTFX), each series of the Trust (the “Reorganizations”).

For ease, the FundX ETF Upgrader Fund and the FundX ETF Aggressive Upgrader Fund will be referred to as the “Acquired Funds” while the FundX Upgrader Fund and the FundX Aggressive Upgrader Fund will be referred to as the “Acquiring Funds.”

Acquired Funds	Acquiring Funds
If you own shares of:	You will receive shares of:
FundX ETF Upgrader Fund (REMIX)	FundX Upgrader Fund (FUNDX)

If you own shares of:	You will receive shares of:
FundX ETF Aggressive Upgrader Fund (UNBOX)	FundX Aggressive Upgrader Fund (HOTFX)

The Reorganizations were proposed by the Funds’ investment adviser, FundX Investment Group (the “Advisor”) to simplify the FundX family of Funds. Each Acquired Fund has similar objectives, investment strategies, policies, risks and restrictions as its corresponding Acquiring Fund.

The Reorganizations, which are expected to be tax free to the shareholders of the Acquired Funds and which are subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of each Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund. All costs associated with the Reorganizations will be paid by the Advisor.

On the date of the Reorganizations, shareholders of each Acquired Fund will receive shares of the corresponding Acquiring Fund equal in aggregate net asset value to the value of their shares of the Acquired Fund, in exchange for their shares of the Acquired Fund. The Reorganizations do not require the approval of the shareholders of the Funds; however, in the next few weeks the Acquired Funds will circulate an information statement/prospectus which will contain pertinent details regarding the upcoming Reorganizations, including the Board’s reasons for approving the Reorganizations.  The Reorganizations are expected to be effective on or about January 31, 2014.

Filed Pursuant to Rule 497(e) 1933 Act File No. 033-12213 1940 Act File No. 811-05037

Closed to New Accounts
Effective immediately, new shares of the Acquired Funds will no longer be offered to new shareholders, and shareholders of any other FundX Fund will not be able to exchange their shares for shares of the Acquired Funds. Although the Acquired Funds will no longer accept new investments, the Funds will continue to be actively managed according to the same strategy pending the Reorganizations.

Any questions, comments or concerns should be directed to the Advisor at (800) 763-8639.

Please retain this Supplement with the Summary Prospectus and Prospectus.